UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2026

NEPTUNE INSURANCE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42878	33-4189588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
400 6th Street S, Suite 2
St. Petersburg, Florida 33701
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (727) 202-4815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	NP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Neptune Insurance Holdings Inc. (the “Company”) with the U.S. Securities and Exchange Commission on October 1, 2026 (the “Original Report”), which reported the election of David Noble to the Company’s Board of Directors. The sole purpose of this Amendment is to furnish Exhibit 99.1, the Company’s press release dated September 30, 2026, which was inadvertently omitted from the Original Report. Other than as described above, this Amendment does not modify or update any disclosures in or exhibits to the Original Report.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
99.1 Press Release issued by Neptune Insurance Holdings Inc., dated September 30, 2026.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPTUNE INSURANCE HOLDINGS INC.

Date: October 2, 2026	By:	/s/ Trevor Burgess
Trevor Burgess
Chief Executive Officer
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